UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2013

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 9, 2013. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of eleven directors; (2) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; (3) an advisory vote to approve named executive officer compensation; and (4) a shareholder proposal requesting the addition of sexual orientation and gender identity to the Company’s written non-discrimination policy. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set out below.

1. Proposal One: Election of Directors. All eleven nominees for director listed in the Proxy Statement were elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Robert E. Brunner	99,817,231	348,655	212,648	23,010,435
Ralph W. Clark	98,149,498	2,013,436	215,600	23,010,435
Robert G. Culp, III	99,699,774	509,001	169,759	23,010,435
R. Ted Enloe, III	97,992,710	2,213,489	172,335	23,010,435
Richard T. Fisher	97,964,899	2,244,941	168,694	23,010,435
Matthew C. Flanigan	92,207,192	7,997,510	173,832	23,010,435
Karl G. Glassman	98,386,327	1,823,462	168,745	23,010,435
David S. Haffner	97,184,246	2,658,595	535,693	23,010,435
Joseph W. McClanathan	99,289,822	872,159	216,553	23,010,435
Judy C. Odom	98,104,601	2,110,420	163,513	23,010,435
Phoebe A. Wood	99,734,229	455,930	188,375	23,010,435

2. Proposal Two: Ratification of Selection of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
121,211,334	1,978,894	198,741	N/A

3. Proposal Three: Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) consisted of the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
95,375,044	4,631,781	371,484	23,010,660

4. Proposal Four: Shareholder Proposal Requesting the Addition of Sexual Orientation and Gender Identity to the Company’s Written Non-Discrimination Policy. The shareholder proposal was defeated with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
38,453,094	49,248,973	12,676,242	23,010,660

Item 8.01 Other Events.

Board Leadership Changes

On May 9, 2013, the Board of Directors elected David S. Haffner as Board Chair. Mr. Haffner has served as CEO since 2006 and in various management roles since 1983. He first joined the Board in 1995.

Mr. Haffner succeeds Richard T. Fisher, who the Board elected as Vice Chair and Lead Director. As Lead Director, Mr. Fisher will preside over all executive sessions of the Board’s independent directors, serve as the liaison between the Board Chair and the independent directors, and be the principal representative of the independent directors in communicating with shareholders. Mr. Fisher had been the Board Chair since 2008. He first joined the Board in 1972.

As previously reported in our Form 8-K filed January 8, 2013, Maurice E. Purnell, Jr. retired from the Board on May 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 13, 2013	By:	/S/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary